                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 9, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                        ---------------------------------------------------------------------
                               (Exact name of registrant as specified in its charter)

                Delaware                                  1-9618                          36-3359573
   ------------------------------------          --------------------------        ------------------------
     (State or other jurisdiction of               (Commission File No.)               (I.R.S. Employer
     incorporation or organization)                                                   Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                  60555
   --------------------------------------------------------                        -------------------------
         (Address of principal executive offices)                                         (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 9.    REGULATION FD DISCLOSURE

In  accordance  with  General  Instruction  B.2. to Form 8-K, the  following  information  shall not be deemed  "filed" for purposes of
Section 18 of the  Securities  Act of 1934,  as amended,  nor shall it be deemed  incorporated  by  reference  in any filing  under the
Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Navistar  International  Corporation  (the  "Registrant")  will hold its third quarter 2002  earnings  release  conference  call on
Friday,  August 16, 2002 at 11:00 a.m. Eastern  Standard Time. The Registrant's  earnings release will be distributed on PRNewswire approximately  three hours in advance of the conference  call.  Interested  persons may access the conference  call through a World
Wide Web  simulcast  available at  HTTP://WWW.NAV-INTERNATIONAL.COM/INVESTOR/  by  connecting  to the webcast link in the header of that page and  following  the prompted  instructions.  Investors  are advised to log on to the website at least 15 minutes prior to the  conference  call to allow  sufficient  time for  downloading  any  necessary  software.  A replay of the webcast  will also be available on the Registrant's website for approximately 10 days following the call.

Navistar  International  Corporation  (NYSE: NAV) is the parent company of International  Truck and Engine  Corporation,  a leading producer of mid-range diesel engines,  medium trucks,  heavy trucks,  severe service vehicles,  and a provider of parts and service sold under the  International  brand.  IC Corporation,  a wholly owned  subsidiary,  produces  school buses.  The company also is a private label  designer and  manufacturer  of diesel  engines for the pickup truck,  van and SUV markets.  Additionally,  through a joint  venture with Ford Motor  Company,  the company  will build medium  commercial  trucks and  currently  sells truck and diesel engine  services  parts.  International  Truck and Engine has the broadest  distribution  network in the  industry.  Financing  for customers  and dealers is provided  through a wholly owned  subsidiary.  Additional  information  can be found on the company's web site at WWW.NAV-INTERNATIONAL.COM

                                                    Forward Looking Statements

Statements  contained  in this filing or the webcast  that are not purely  historical  are  forward-looking  statements  within the meaning of the Private  Securities  Litigation  Reform Act of 1995,  including  statements  regarding the  company's  expectations, hopes,  beliefs and  intentions  on  strategies  regarding  the future.  It is important to note that the  company's  actual future results could differ materially from those projected in such forward-looking  statements because of a number of factors,  including but not limited to general economic,  business and financing conditions,  labor relations,  governmental action, competitor pricing activity,  expense  volatility,  and other risks  detailed  from time to time in  Navistar's  Securities  and  Exchange  Commission filings.  Navistar assumes no obligation to update the information included in this release.

                                                              SIGNATURES
                                                              ----------

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
----------------------------------
            Registrant

Date:    August 9, 2002                     /s/  Mark T. Schwetschenau
                                            ----------------------------------------
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)